AMENDMENT TO INSTALLMENT
                             OR SINGLE PAYMENT NOTE

     This Amendment, dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

     A. The Borrower has executed an Installment or Single Payment Note (the "Note"), payable to the bank dated June 28, 1994, and the Borrower
          (and  if  applicable,   certain  third  parties)  have  executed  the
          collateral documents identified on the Note and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions  upon which the Borrower has obtained a
          term  loan  from  the  Bank  in  the  original   principal  amount  of
          $3,600,000.00 .

     B. The Borrower has requested that the Bank permit certain modifications to the Note as described below.

     C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                                    AGREEMENT

In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

     1.X Change in Interest Rate. If checked here, effective upon the date of this Amendment, the information under the heading "Interest" is deleted and replaced with the following:

     The Interest Rate will remain 6.90% from July 1, 1997 to June 30, 1998. The Interest Rate for the remainder of the loan term will be determined by Borrower and Bank prior to June 30, 1998.

     2. __ Change in Payment Schedule. If checked here, effective upon the date of this Amendment, the information under the heading "Payment Schedule" is deleted and replaced with the following:

     3. Effectiveness of Prior Documents. Except as specifically amended hereby, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Note and the other Loan Documents are hereby reconfirmed warranties and representations contained in the Note and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Note continues as security, and all guaranties guaranteeing the Note remain in full force and effect. This is an amendment, not a novation.

     4. Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by all guarantors (if any) and any other third party required by the Bank.

     5. No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

     6.   Counterparts.   This   Amendment  may  be  signed  in  any  number  of
counterparts,  each of which shall be  considered  an  original,  but when taken together shall constitute one document.

     7. Authorization. The Borrower and all guarantors (if any) represent and warrant that the execution, delivery and performance of this Amendment and the documents referenced herein are within the corporate or partnership powers (as applicable) of the Borrower and all corporate or partnership guarantors, and have been duly authorized by all necessary corporate or partnership action.

Dated as of:  May 23, 1997

              ------------

(Individual Borrower)

                                         Heurikon Corporation

                                         Borrower Name (Organization)

___________________ (SEAL)               a Wisconsin Corporation

Borrower Name  ___________________       By:  Richard J. Thompson

                                              -------------------
___________________ (SEAL)               Name and Title: Richard J. Thompson
                                                         Vice President -Finance

                                         Firstar Bank Wisconsin (Bank)
                                         F/K/A Firstar Bank Madison, N.A.

                                         By: Stephen J. Tramp

                                             ----------------
                                         Name and Title:  Stephen J.Tramp
                                                          Asst. Vice President

                 (All Guarantors should complete the following)

                         Acknowledgment by Guarantor(s)

     The undersigned hereby acknowledge(s) and agree(s) to all of the foregoing, and agree(s) that the guaranty or a guaranties dated June 28, 1994, continue(s) to guarantee the obligations of the Borrower to the Bank as amended hereby and by any prior amendments.

                                        (Individual Guarantors)

Date:  _________________________        ____________________________  (SEAL)

                                        Printed Name  ________________________

Date:  _________________________        ____________________________ (SEAL)

                                        Printed Name  ________________________

Date:  _________________________        Computer Products, Inc.

                                        -----------------------
                                        (Name of Organization)

                                        a  Florida Corporation

                                           ----------------------

                                        By: Richard J. Thompson

                                            -----------------------

                                        Name and Title: Richard J. Thompson,

                                                        ----------------------
                                                        VP Finance, CFO